Events Subsequent to Filing of the June 30, 2024 10-Q	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Events Subsequent to Filing of the June 30, 2024 10-Q

Note 15 - Events Subsequent to Filing of the June 30, 2024 10-Q

Pursuant to the asset purchase agreement with SemiCab, the Company assumed certain liabilities of SemiCab, including the payment obligations of a judgment against SemiCab for damages resulting from the breach of contract for IT subscription-based services. On March 28, 2020, SemiCab entered into a service contract and agreement with Blue Yonder, Inc. (“Blue Yonder”) for certain IT subscription-based services. The original term of the agreement was for three years, at a price of $100,000 per year, for a total of $300,000. On June 21, 2023, Blue Yonder filed a lawsuit with the Maricopa County Superior Court in Arizona against SemiCab claiming damages in the amount of $275,000. The court found in favor of Blue Yonder in the amount of $509,119, subject to two separate milestone payments that would otherwise deem the entire outstanding balance satisfied if either milestone payment was made by SemiCab. The first milestone payment of $175,000 was due on July 1, 2024 and was not made. The terms of the judgment provided that in the event this payment was made, the remaining settlement shall be deemed satisfied. The judgment further provided that if the July payment was not made, SemiCab shall owe a total of $225,000 by October 1, 2024. In the event the October payment was made, the remaining settlement shall be deemed satisfied. If neither payments were made, Blue Yonder shall be entitled to execute the full $509,119 beginning January 1, 2025.

As of the date of this filing, none of the scheduled payments have been made. The Company is currently in the process of negotiating with Blue Yonder to settle the judgment for the original $175,000 milestone payment that was due on July 1, 2024.

On August 9, 2024, the Company issued an aggregate of 774,528 shares of restricted common stock to three consultants pursuant to consulting agreements with the Company.

On September 25, 2024, the Company entered into a Settlement Agreement for a full release and dismissal of the complaint filed by OAC 111 Flatiron, LLC and OAC Adelphi, LLC (the “Landlord”) for breach of lease, within 5 business days of the Company’s payment of $250,000. The Company made full payment on October 25, 2024 and the Landlord filed a discontinuance with prejudice on October 29, 2024.

On October 17, 2024, the Company terminated their $2,000,000 revolving line of credit with Oxford Commercial Finance. As of the date of termination, the Company had no outstanding amounts owed to Oxford and paid a termination fee of $40,000.

On October 22, 2024, the Company entered into a Securities Purchase Agreement (the “SPA”) with the Selling Stockholders pursuant to which we sold, in a private placement (the “Private Placement”), secured notes with an aggregate principal amount of $2,352,941 (the “Notes”), and received proceeds before expenses of $2,000,000. As consideration for entering into the SPA, we issued a total of 2,299,998 shares of common stock of the Company to the Selling Stockholders on October 24, 2024.

On October 18, 2024, the Company amended its Amended By-laws (the “By-law Amendment”), for the purpose of reducing the quorum required to hold meetings of the stockholders of the Company (the “Quorum Requirement”). The By-law Amendment reduced the Quorum Requirement from a majority to thirty-three and one-third percent (33 1/3%) of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting. The By-law Amendment was approved by the Board of Directors of the Company on October 18, 2024.